Note 12 - Derivatives and Fair Value Disclosures - Financial Instruments (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Interest Rate Swap Agreements	$ 645,169	$ 263,635
Derivatives	126,525	364,823
Designated as Hedging Instrument [Member]
Total derivatives designated as hedging instruments	645,169	263,635
Derivatives	126,525	364,823
Designated as Hedging Instrument [Member] | Interest Rate Swap [Member]
Interest Rate Swap Agreements	645,169	263,635
Derivatives	$ 126,525	$ 364,823